00000000http://schemas.microsoft.com/office/word/2003/wordmlurn:schemas-microsoft-com:office:smarttags013f

UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

CityplaceWashington, StateD.C. PostalCode20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

 of

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 14, 2007

FIRST CORPORATION

(Exact name of registrant as specified in its charter)

StateplaceCOLORADO

 (State or other jurisdiction of incorporation or organization)

000-52724 (Commission File Number)	98-0219158 (IRS Employer Identification Number)

PersonNameTodd Larsen, Chief Executive Officer

 place254-16 Midlake Boulevard, PersonNameCalgary, PersonNameAlberta, PersonNameCanada, T2X 2X7

 (Address of principal executive offices)

(403) 461-7283

 (Registrant’s telephone number, including area code)

N/A

 (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:

Other Events

On November 14, 2007,  the Company's board of directors determined that slightly more than the minimum subscriptions for its public offering had been reached and that they have decided to terminate the public offering after receiving subscriptions for 707,000 shares @ $0.15 per share for a total of $106,050. Next receipts after escrow fees were $105,050.

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

Minutes of the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Corporation

 Date

By: /s/ PersonNameTodd Larsen

 November 15, 2006

           PersonNameTodd Larsen   Chief  Executive Officer